Commitments and Contingencies	9 Months Ended
Sep. 30, 2022
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies
Note 11. Commitments and Contingencies

Legal Proceedings
Overview
We accrue liabilities related to legal matters when they are either known or considered probable and can be reasonably estimated. Legal matters are inherently unpredictable and subject to significant uncertainties, and significant judgment is required to determine both probability and the estimated amount. Some of these uncertainties include the stage of litigation, available facts, uncertainty as to the outcome of any legal proceedings or settlement discussions, and any novel legal issues presented.
In addition to the matters discussed below, we are a party to various other proceedings instituted by private plaintiffs, governmental authorities and others arising under provisions of applicable laws, including various environmental, products liability and other laws. Except as otherwise disclosed in these unaudited condensed consolidated financial statements, we do not believe that the outcome of any of these matters will have a material effect on our financial statements.
In re: Venator Materials PLC Securities Litigation
We were a party to litigation proceedings filed in federal courts alleging that inaccurate and misleading statements were made regarding the impact to our operations, and prospects for restoration thereof, resulting from the fire that occurred at our Pori, Finland manufacturing facility in 2017, among other allegations. On October 29, 2019, the federal court cases were consolidated into a single action in the U.S. District Court for the Southern District of Texas, known as In re: Venator Materials PLC Securities Litigation. The Company entered into definitive documentation with the plaintiffs to settle this matter, which received final approval by the court on September 9, 2022. All of the Company’s payment obligations under the settlement are covered by insurance, except for an amount not material to Venator's financial statements which was made during the second quarter of 2022.
Neste Engineering Services Matter
We were party to an arbitration proceeding initiated by Neste Engineering Services Oy (“NES”) on December 19, 2018, for payment of invoices allegedly due of approximately €14 million in connection with the delivery of services by NES to the Company in respect of the Pori site rebuild project. A settlement agreement regarding all claims and the counterclaim in the arbitration, without admission of liability by either party, was reached on July 3, 2022, pursuant to which NES’s outstanding invoices allegedly due, for which we previously accrued, are deemed to have been discharged in full and NES was required to make a payment to Venator of approximately $13 million in connection with Venator’s counterclaim. Payment was received on July 14, 2022. We recognized $10 million of income in Other operating (income) expense on our unaudited condensed consolidated statement of operations as a result of the settlement with NES during the second quarter of 2022 and we recognized a further approximately $13 million in the third quarter of 2022 upon receipt of the payment from NES.
Calais Pipeline Matter
The Region Hauts-de-France (the “Region”) issued two duplicate title perception demands against us requiring repayment of €12 million, or $13 million using exchange rates at September 30, 2022. This sum was previously paid to us by the Region under a settlement agreement, pursuant to which we were required to move an effluent pipeline at our Calais site. We filed claims with the Administrative Court in Lille, France on February 14, 2018 and April 12, 2018, requesting orders that the demands be set aside, which suspended enforcement of the demands. On July 12, 2018, the court set aside the first demand. On July 19, 2022, the court set aside the second demand and determined the original settlement agreement to be null and void. The judgement did not include a requirement for Venator to make any payments and was subject to appeal by both parties. Venator filed an appeal against the July 19, 2022 judgement on September 14, 2022. No date has been set for the appeal hearing. At this stage we are unable to determine the likelihood of an unfavorable outcome to the appeal and we have not made any accrual with regard to this matter.
Scarlino Gypsum Developments
Our Scarlino, Italy TiO2 manufacturing facility generates gypsum from the manufacturing process, which has been landfilled on-site and also transported for use in a reclamation project at Montioni, a nearby former quarry owned and operated by third parties. Venator Italy Srl, the quarry operator and site management are subjects of an investigation by the Italian Public Prosecutor’s Office concerning whether our Scarlino site and the quarry operator are in full compliance with applicable laws and permits with regard to the use of gypsum for reclamation at the quarry.

Following a decree by the Region of Tuscany in May 2022, operations at the reclamation project were temporarily suspended. On July 27, 2022 the Administrative Court of Tuscany ordered that operational activities at Montioni could resume pending a court hearing on the legality of the Region’s decree, which hearing currently is scheduled to occur in January 2023.

In the second quarter of 2021, we requested regional approval for a project for the use of gypsum in a specified on-site area on our Scarlino site. Following a review with relevant regional representatives, we submitted a revised request for regional approval in the first quarter of 2022. Subsequently, we received notice that a preliminary (or screening) environmental impact assessment would be required, and we provided the requested information. While the authorities have indicated informally that the request is unlikely to be approved, we are awaiting their final determination and formal notice.

By combining the remaining capacity at the Montioni reclamation project, currently approved on-site landfill capacity and capacity at a yet to be approved third-party commercial landfill, we believe we have capacity for gypsum storage into the second quarter of 2023 at the current one-stream operating rate. We continue to suspend TiO2 production from two of the three calciner streams at the facility to reduce the rate at which the remaining gypsum capacity both on-site and in the Montioni reclamation project is consumed.

Further regional approvals are being sought for additional on-site landfill capacity and temporary storage, and at the neighboring Solmine site, which would provide additional storage capacity for gypsum in and beyond the second quarter of 2023. We may further reduce production and/or stop production at the facility until such time as necessary approvals are received, an alternative solution for gypsum produced at the site becomes available, or we determine to close the site. We continue to pursue longer-term options should the site remain in production, including operational changes to reduce the volume of gypsum produced in our process and developing new business opportunities for the sale of gypsum for commercial use.
In September 2022 Venator was the successful bidder in an auction to purchase the La Vallina quarry in Tuscany. If we successfully complete the purchase and we receive the required approvals from regional authorities, at a future point the site could be used as a landfill to provide longer-term disposal capacity for gypsum we produce at the Scarlino site.

Gasum Matter
On October 25, 2022, we received a letter from Gasum LNG Oy demanding full and immediate payment of a total of €33 million plus interest from October 14, 2022 for all amounts allegedly owed under a natural gas supply agreement that we entered into with Skangas Oy (predecessor to Gasum) in 2015 to supply natural gas to our Pori, Finland manufacturing facility.
Under the agreement, we were required to purchase a minimum annual quantity, subject to a mechanism for making up shortfalls. The minimum annual quantity could be reduced (even to zero) in the event of a "Force Majeure Event". We declared that the fire at our Pori facility in January 2017 was a Force Majeure Event under the agreement, reducing the minimum annual quantity to the actual quantity purchased. Gasum alleged that this Force Majeure Event subsequently ceased to apply and that we were thereafter again obliged to purchase the original minimum annual quantity and filed arbitration proceedings seeking declaratory relief to require us to take or pay the original minimum annual quantities of natural gas. On August 6, 2021, the arbitration tribunal issued its decision in the matter, ruling that we were obligated to continue to purchase the minimum annual quantity under the supply agreement until termination of the supply agreement, which subsequently occurred on August 31, 2022.
Gasum issued an invoice to us on October 13, 2022 for payment of €33 million due and allegedly outstanding under the contract, which we have previously accrued. We dispute that any sums are yet due and outstanding other than a €3 million termination fee as of October 13, 2022. Gasum indicated in their letter of October 25, 2022 that if full payment has not been received by October 31, 2022, they would commence legal measures to collect the claimed amount. The supply agreement contains an arbitration provision that we believe will apply to this dispute regarding timing of payments.